Exhibit 10.4

AMENDMENT NO. 2 TO

XOMETRY, INC.

2016 EQUITY INCENTIVE PLAN

A.    XOMETRY, INC., a corporation organized under the laws of the State of Delaware (the “Company”) established the Company’s 2016 Equity Incentive Plan (the “Plan”);

B.     The Plan currently provides for an aggregate of 1,953,236 shares of Common Stock to be reserved for issuance under the Plan; and

C.    The Company now wishes to amend the Plan to increase the number of shares of Common Stock reserved for issuance under the Plan to an aggregate of 2,147,233 shares.

Effective immediately, Section 3(a)(i) of the Plan is amended and restated in its entirety as follows:

1.    Effective immediately, Section 3(a)(i) of the Plan is amended and restated in its entirety as follows:

“Subject to Section 9(a) relating to Capitalization Adjustments, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards from and after the Effective Date will not exceed 2,147,233 shares (the “Share Reserve”), which number includes the sum of (x) 1,363,826 shares available for issuance under the Prior Plan as of 12:01 a.m. Eastern time on the Effective Date plus (y) such number of shares, up to a maximum of 271,100 shares of Common Stock, subject to outstanding stock awards granted under the Prior Plan as of 12:01 a.m. Eastern time on the Effective Date that (1) expire or terminate for any reason prior to exercise or settlement or without all shares covered by such award having been issued; (2) are forfeited, cancelled or otherwise returned to the Company because of the failure to meet a contingency or condition required to vest such shares; or (3) are reacquired, repurchased or withheld (or not issued) to satisfy a tax withholding obligation in connection with an award or to satisfy the purchase price or exercise price of a stock award (such shares, the “Returning Shares”), as and to the extent such Returning Shares become available from time to time.”

2.    In all other respects the Plan will remain the same.

[SIGNATURE PAGE FOLLOWS]

I hereby certify that the foregoing amendment to the Plan was duly adopted by the Board of Directors of the Company as of June 27, 2017.

/s/ Laurence Zuriff
Laurence Zuriff
Chief Financial Officer

* * * *

I hereby certify that the foregoing amendment to the Plan was duly approved by the Stockholders of the Company as of June 30, 2017.

/s/ Laurence Zuriff
Laurence Zuriff
Chief Financial Officer

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO 2016 EQUITY INCENTIVE PLAN]